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                                                                  EXHIBIT 99.12


                                AMENDMENT NO. 1

                                       TO

                                 LOAN AGREEMENT



         AMENDMENT NO. 1 dated as of May 31, 1996 ("Amendment No. 1") to the Loan Agreement dated as of December 1, 1994 (the "Loan Agreement"), among KEYES HOLDING CORPORATION, a Delaware corporation (the "Borrower"), MARINE DRILLING COMPANIES, INC., a Texas corporation (the "Guarantor") and THE CIT GROUP/EQUIPMENT FINANCING, INC., a New York corporation (the "Lender").

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Loan Agreement, the Lender made available to the Borrower a loan of up to USD 35,000,000 as evidenced by the secured promissory note of the Borrower dated December 1, 1994 (the "Note");

         WHEREAS, the parties hereto wish to amend the Loan Agreement in order to modify the repayment terms of the Loan, extend the maturity of the Loan and make other changes to the provisions of the Loan Agreement;

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

         1. Definitions. The Definitions of the Loan Agreement are hereby amended as follows:

                          (a) The definition of "Loan Documents" is hereby amended to read as follows:
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                          "Loan Documents" means the Loan Agreement, the
                          Mortgage, the Guaranty, the Note and the Amendment Documents.

                          (b) The definition of "Maturity Date" is hereby amended to read as follows:

                          "Maturity Date" means June 1, 2002.

                          (c)     The definition of "Revolving Loan
                 Availability Period" is hereby amended to read  as follows:

                          "Revolving Loan Availability Period" means the period of time beginning on the Closing Date and ending on June 1, 1997.

                          (d) The definition of "Term Loan Conversion Date" is hereby amended to read as follows:

                          "Term Loan Conversion Date" means June 1, 1997.

                          (e) The following new definitions are hereby added to the Definitions of the Loan Agreement:

                          "Availability Reduction Dates" means September 1, 1996, December 1, 1996, March 1, 1997 and June 1, 1997.

                          "Amendment Date" means the date on which the conditions precedent contained in Section 5 of Amendment No. 1 are fulfilled and the modifications to the Loan Agreement contemplated by Amendment No. 1 became effective.

                          "Amendment Documents" means Amendment No. 1,
                          Endorsement No. 1, the Guaranty Amendment and the Mortgage Amendment.

                          "Endorsement No. 1" means Endorsement No. 1 to the Note, substantially in the form of Exhibit A attached to Amendment No. 1.

                          "Guaranty Amendment" means Amendment No. 1 to the Guaranty, substantially in the form of Exhibit B attached to Amendment No. 1.

                          "Mortgage Amendment" means Supplement No. 1 to the First Preferred Fleet Mortgage on the Vessels, substantially in the form of Exhibit C attached to Amendment No. 1.



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         2.      Revolving Loan Period.  Section 1.02 of the Loan Agreement is
hereby amended by adding a new subsection (c) as follows:

                 "(c)(i) The amount available to be drawn by the Borrower during the Revolving Loan Availability Period shall be permanently reduced by four (4) consecutive quarterly reductions of USD 1,750,000 each on each Availability Reduction Date. Such reductions in the amount available to be drawn by the Borrower during the Revolving Loan Availability Period shall be irrespective of whether any amounts are outstanding under this Agreement and irrespective of whether any repayment is due by the Borrower under Section 1.02(c)(ii) below.

                 (ii) If the amount outstanding under this Agreement on any Availability Reduction Date is greater than the amount provided for in Section 1.01 above (after taking into account any reduction under Section 1.02(c)(i) above), the Borrower shall reduce the amount outstanding under this Agreement by a payment of such excess on such Availability Reduction Date together with any interest accrued on such amount."


         3. Non-utilization Fee. Section 1.03(b) is hereby amended by changing the reference to "two percent (2%)" in such Section to "one and a half percent (1 1/2%)."


         4. Term Loan Repayment. Section 1.03(c) is hereby amended to read as follows:

                 "(c)  The Borrower shall repay the principal amount of the
                 Note in sixty (60) consecutive monthly installments, each such installment to be paid by the Borrower to the Lender on a Payment Date commencing June 1, 1997 and ending on the Maturity Date. The amount of principal to be repaid on each Payment Date shall be the amount necessary to amortize over sixty (60) equal monthly installments all amounts of the Loan outstanding on the Term Loan Conversion Date; provided, however, that the final installment shall be sufficient to repay all amounts outstanding under this Agreement and the Note."


         5.      Conditions Precedent.

         5.1 Documents Required as Conditions Precedent to Amendment No. 1. The effectiveness of the modifications to the Loan Agreement contemplated by this Amendment No. 1 are subject to the conditions precedent that the Lender shall have received at or prior to the Amendment Date all of the following, each dated on or before the Amendment Date and each in form and substance satisfactory to the Lender and its counsel:





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                       (a)      Each of the Amendment Documents shall have been
                 duly authorized and executed with original counterparts thereof delivered to the Lender.

                       (b) The Borrower and the Guarantor shall have delivered to the Lender evidence of good standing, certified copies of their Certificates of Incorporation, certificates of incumbency and duly certified resolutions of their respective Boards of Directors and all such other corporate documentation authorizing each of them to enter into the transactions contemplated by Amendment No. 1.

                       (c) The Lender shall have received opinions from counsel to the Borrower and the Guarantor, as the case may be, and an opinion of its special counsel, Gardere Wynne Sewell & Riggs, L.L.P., each in form and substance satisfactory to the Lender.

                       (d) The representations and warranties contained in Section 6 of this Amendment No. 1 and in each other Amendment Document shall be true on the Amendment Date with the same effect as though such representations and warranties had been made on and as of such date, and no Event of Default specified in Article IV, of the Loan Agreement and no event which, with the lapse of time or the notice and lapse of time specified in Article IV of the Loan Agreement, would become such an Event of Default, shall have occurred and be continuing.

                       (e) All orders, consents, approvals, licenses, authorizations and validations of, and filings, recordings and registrations with and exemptions by any Governmental Agency or any Person (other than any routine filings which may be required after the date hereof with appropriate governmental authorities





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
                 in connection with the operation of the Vessels) required to
                 (i) authorize the execution, delivery and performance by the Borrower and the Guarantor of the Amendment Documents to which they are parties, (ii) continue the perfection and priority of the Mortgage and the Assignments or (iii) prevent the execution, delivery and performance by the Borrower and the Guarantor of the Amendment Documents to which they are parties from resulting in a breach of any of the terms or conditions of, or resulting in the imposition of any lien, charge or encumbrance upon any properties of the Borrower and the Guarantor pursuant to, or constituting a default (with due notice or lapse of time or both), or resulting in an occurrence of any event for which any holder or holders of Indebtedness may declare the same due and payable under, any indenture, agreement, order, judgment or instrument under which the Borrower or the Guarantor are a party (other than the Mortgage or the Assignments) or to the Borrower's knowledge after due inquiry by which either of the Borrower or the Guarantor or their property may be bound or affected, or under the Certificates of Incorporation or Bylaws of the Borrower or the Guarantor, shall have been obtained or made.

                       (f) Evidence of the payment of the extension fee referred to in Section 7(a) below.

         5.2 Waiver of Conditions Precedent. All of the conditions precedent contained in this Section 5 are for the sole benefit of the Lender and the Lender may waive any of them in its absolute discretion and on such conditions as it deems proper.





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         6.      Representations of the Borrower and Guarantor.  The Borrower
and the Guarantor represent and warrant that:

                       (a) Each is a corporation, duly organized and validly existing in good standing under the laws of the of its state of incorporation, and has the requisite power and authority (i) to carry on its business as presently conducted,
                 (ii) to enter into and perform its obligations under each Amendment Document to which it is a party, and (iii) to borrow moneys.

                       (b) The execution, delivery and performance by the Borrower and the Guarantor of each Amendment Document to which it is a party, and any other instrument or agreement provided for by this Amendment No. 1 to which the Borrower or the Guarantor is a party, have been duly authorized by all necessary corporate action, do not require stockholder approval other than such as has been duly obtained or given, do not or will not contravene any of the terms of its Articles of Incorporation or Bylaws, and will not violate any provision of law or of any order of any court or governmental agency or constitute (with or without notice or lapse of time or both) a default under, or result (except as contemplated by this Amendment No. 1) in the creation of any security interests, lien, charge or encumbrance upon any of its properties or assets pursuant to, any agreement, indenture or other instrument to which it is a party or by which it may be bound; this Amendment No. 1 and each Amendment Document to which it is a party has been duly executed and delivered by the Borrower or the Guarantor and constitutes its legal, valid and binding agreement or instrument, enforceable in accordance with the respective terms thereof. The enforceability of this Amendment No. 1, however, is subject to all applicable bankruptcy, insolvency,





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                 reorganization, moratorium, and other laws affecting the
                 rights of creditors and to general equity principles.

                       (c) There are no suits or proceedings pending or to its knowledge threatened against or affecting the Borrower or the Guarantor which if adversely determined would have a material adverse effect upon its financial condition, operations or business.

                       (d)      The principal place of business of the
                 Borrower and the place where all records relating to the transactions contemplated hereby, including records relating to the chartering and operations of the Vessels are kept is One Sugar Creek Center Boulevard, Suite 600, Sugar Land, Texas 77478.

                       (e) Other than such as have been obtained, no license, consent or approval of any Governmental Agency or other regulatory authority is required for the execution, delivery or performance of this Amendment No. 1 or any other Amendment Document or any instrument contemplated herein or therein. The Borrower and the Guarantor are the holders of all certificates and authorizations of governmental authorities required by law to enable them to engage in the business transaction by them.

         7.      Fees and Expenses.

                       (a) The Borrower agrees to pay to the Lender an extension fee of USD 87,500.00 payable on the Amendment Date.

                       (b) The Borrower agrees to promptly, whether or not the modifications to the Loan Agreement contemplated by this Amendment No. 1 become effective, (x) reimburse the Lender for all fees and disbursements of external counsel to the





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
                 Lender and all reasonable out-of-pocket fees and disbursements of the Lender incurred in connection with the preparation, execution and delivery of the Amendment Documents and all other documents referred to therein, and all amendments or waivers to or termination of the Amendment Documents or any agreement referred to herein; and (y) reimburse the Lender for all fees and disbursements of internal and external counsel to the Lender and all reasonable out-of-pocket fees, disbursements and travel- related expenses of the Lender incurred in connection with the protection of the rights of the Lender under the Amendment Documents, and all other documents referred to therein, whether by judicial proceedings or otherwise. The obligations of the Borrower under this
                 Section 7 shall survive payment of the Loan.

         8. Wherever and in each such place the terms "this Agreement" or "Loan Agreement" are used through the Loan Agreement, such term shall be read to mean the Loan Agreement as amended by this Amendment No. 1.

         9. Except as specifically amended by this Amendment No. 1, all of the terms and provisions of the Loan Agreement shall remain in full force and effect.

         10. All capitalized terms used herein but not defined herein shall have the meanings given to them in the Loan Agreement.





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

         11. THIS AMENDMENT NO. 1 TO LOAN AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment No. 1 on the date first written above.


                                        KEYES HOLDING CORPORATION


                                        BY:_____________________________________
                                            NAME:  Joan R. Smith
                                            TITLE:  Vice President



                                        MARINE DRILLING COMPANIES, INC.


                                        BY:_____________________________________
                                            NAME:  Joan R. Smith
                                            TITLE:  Vice President



                                        THE CIT GROUP/EQUIPMENT FINANCING, INC.


                                        BY:_____________________________________
                                           NAME:________________________________
                                           TITLE:_______________________________






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
                                                    EXHIBIT A TO AMENDMENT NO. 1
                                                               TO LOAN AGREEMENT

                               ENDORSEMENT NO. 1


         Endorsement No. 1 dated May 31, 1996, to the Promissory Note dated December 1, 1994, (the "Note") in the principal amount of USD 35,000,000 from KEYES HOLDING CORPORATION (the "Borrower") in favor of THE CIT GROUP/EQUIPMENT FINANCING, INC. (the "Lender") under the Loan Agreement dated as of December 1, 1994, and Amendment No. 1 dated as of May 31, 1996 (as so amended, the "Loan Agreement").

         The Note is hereby amended, effective the date hereof, as follows:

                  1. All amounts outstanding under the Note shall be payable on or before June 1, 2002.

                  2. Wherever and in each place the term "Loan Agreement" is used in the Note, such term shall be read to mean the Loan Agreement as amended by Amendment No. 1 to Loan Agreement dated as of May 31, 1996.

                  3. Wherever and in each place the term "Note" is used in the Note, it shall be read to mean the Note as amended by this Endorsement No. 1.

         IN WITNESS WHEREOF, the parties hereto have executed this Endorsement No. 1 the day and year first above written.

                                        KEYES HOLDING CORPORATION


                                        BY:_____________________________________
                                            NAME:  Joan R. Smith
                                            TITLE:  Vice President


                                        THE CIT GROUP/EQUIPMENT FINANCING, INC.


                                        BY:_____________________________________
                                           NAME:________________________________
                                           TITLE:_______________________________

                                                    EXHIBIT C TO AMENDMENT NO. 1
                                                               TO LOAN AGREEMENT

                                SUPPLEMENT NO. 1
                                       to
                         FIRST PREFERRED FLEET MORTGAGE

SUPPLEMENT NO. 1 dated May 31, 1996 ("Supplement No. 1"), by KEYES HOLDING CORPORATION, a Delaware corporation with its principal place of business at One Sugar Creek Center Boulevard, Suite 600, Sugar Land, Texas 77478 (the "Mortgagor") to THE CIT GROUP/EQUIPMENT FINANCING, INC., a New York corporation with an office at 1211 Avenue of the Americas, New York, NY 10036 (the "Mortgagee").

                              W I T N E S S E T H:

         WHEREAS, the Mortgagor has executed and delivered to the Mortgagee the First Preferred Fleet Mortgage dated December 1, 1994 (the "Mortgage" and the terms herein, unless otherwise defined, being used as defined in the Mortgage); and

         WHEREAS, by the Mortgage the Mortgagor mortgaged to the Mortgagee the U.S. flag drilling rigs MARINE 300, Official No. 636379, MARINE 301, Official No. 640126 and MARINE 303, Official No. 651994 (as more fully described in the Mortgage), to secure, among other things, payment of all amounts due and owing under the Loan Agreement dated as of December 1, 1994 and the Note dated December 1, 1994; and

         WHEREAS, the Mortgage was recorded on December 1, 1994 at 1:22 p.m. at the United States Coast Guard Vessel Documentation Office at the Port of Houston, Texas, in Book B-94/12, page 455; and

         WHEREAS, pursuant to Amendment No. 1 to Loan Agreement dated as of May 31, 1996 ("Amendment No. 1") the Mortgagee has agreed to extend the Maturity Date of the Loan secured by the Mortgage to June 1, 2002 and to make other charges to the provisions of the Loan Agreement; and

         WHEREAS, the Note has been amended by Endorsement No. 1 dated May 31, 1996 ("Endorsement No. 1"); and

         WHEREAS, the execution and delivery of this Supplement No. 1 have been duly authorized and all conditions and requirements necessary to make this instrument a valid and binding agreement and to effect the modifications of the Mortgage provided herein and to continue the Mortgage, as supplemented and amended by this Supplement No. 1, as a valid, binding and legal first preferred fleet mortgage for the security of all amounts due under the Loan Agreement and the Note, have been duly performed and complied with:

         NOW, THEREFORE, THIS SUPPLEMENT WITNESSETH:

                                 ARTICLE FIRST

         SECTION 1. The form of Loan Agreement as Annex I to the Mortgage is hereby amended by adding to it Amendment No. 1 in the form of Exhibit A to this Supplement No. 1.





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         SECTION 2.  The form of Note as Exhibit A to Annex I of the Mortgage is hereby amended by adding to it Endorsement No. 1 in the form of Exhibit B to this Supplement No. 1.

         SECTION 3. For the purpose of recording the Mortgage, as the same is hereby supplemented, as required by 46 U.S. Code Ch. 313, the total amount remains Thirty Five Million United States Dollars (USD 35,000,000) plus interest, costs, expenses and performance of mortgage covenants; the discharge amount is the same as the total amount; and there is no separate discharge amount.

                                 ARTICLE SECOND

         SECTION 1. All of the covenants and agreements on the part of the Mortgagor which are set forth in, and all the rights, privileges, powers and immunities of the Mortgagee which are provided for in the Mortgage are incorporated herein and shall apply to the Vessels hereby and heretofore subjected to the lien of the Mortgage and otherwise with the same force and effect as though set forth at length in this supplement.

         SECTION 2. This instrument is executed as and shall constitute an instrument supplemental to the Mortgage, and shall be construed in connection with and as part of the Mortgage.

         SECTION 3. Except as modified and expressly amended by this Supplement No. 1 and any other supplement, the Mortgage is in all respects ratified and confirmed and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

         SECTION 4. This Supplement No. 1 may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original.

         IN WITNESS WHEREOF, this Supplement No. 1 has been executed and delivered the day and year first above written.

                                        KEYES HOLDING CORPORATION


                                        BY:_____________________________________
                                            NAME:  Joan R. Smith
                                            TITLE:  Vice President


                                        THE CIT GROUP/EQUIPMENT FINANCING, INC.


                                        BY:_____________________________________
                                        NAME:___________________________________
                                        TITLE:__________________________________





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
STATE OF TEXAS            )
                          ) ss.:
COUNTY OF FORT BEND       )

         On this 31st day of May, 1996, before me personally came Joan R. Smith, to me known, who, being by me duly sworn, did depose and say that her address is One Sugar Creek Center Blvd., Sugar Land, Texas 77478; that she is Vice President of Keyes Holding Corporation, the corporation described in and which executed the foregoing instrument; and that she signed her name thereto pursuant to authority granted to her by the Board of Directors of said corporation.



                                        ______________________________
                                        (Notary Public)





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
STATE OF TEXAS            )
                          ) ss.:
COUNTY OF DALLAS          )


         On this 31st day of May, 1996, before me personally came ________________, to me known, who, being by me duly sworn, did depose and say that his address is Two Lincoln Center, Suite 200, 5420 LBJ Freeway, Dallas, Texas 75240; that he is _________________ of The CIT Group/Equipment Financing, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto pursuant to authority granted to him by the Board of Directors of said corporation.


                                        ___________________________________
                                        (Notary Public)





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